                                    Kemper
                                 March 6, 2001

           Important News for Kemper High Yield Fund II Shareholders

Q&A
QUESTIONS AND ANSWERS
Q       What is happening?

A       Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for
Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders.

Q       What issues am I being asked to vote on?

A       As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

 .       the election of your fund's Board of Trustees;
 .       the combination of your fund into Kemper High Yield Fund, a fund with similar investment policies that is also managed by ZSI; and
 .       the ratification of Ernst & Young LLP as your fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q       Why am I voting on my fund's Board of Trustees?

A       The Trustees are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement/Prospectus outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. In connection with ZSI's reorganization initiative, the Independent Trustees of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The same slate of individuals has been proposed for election to the boards of most Kemper Funds.

Q       What does the Board do for my fund?

A       The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.

Q       Why has the Board recommended that I vote in favor of the proposed combination?

A       As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:

 .       The combined fund would be subject to the investment management fee schedule of Kemper High Yield Fund, which is lower than that of your fund.

 .       The fixed fee rate under the new Administration Agreement for Class A and Class B shares is expected to be less than, and for Class C shares approximately equal to or slightly less than, the estimated current operating expenses such classes would otherwise pay.

 .       It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 .       Although your fund agreed to pay the estimated costs of the reorganization allocated to Class A, Class B and Class C shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the reorganization. ZSI agreed to pay all costs of the reorganization that exceed estimated costs.

Q       How would the reorganization of my fund into another fund be processed?

A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in Kemper High Yield Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down & depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q       When would the reorganization take place?

A       If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q       What other issues am I asked to vote on?

A       You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors.

Q       Whom should I call for additional information about this Proxy
Statement/Prospectus?

A       Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Kemper Funds Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Kemper Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization and proposals that require shareholder ap-proval.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposals that require shareholder approval. The Proxy Statement/Prospectus itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani                  /s/ Mark S. Casady

 Edmond D. Villani                     Mark S. Casady
 Chief Executive Officer               President
 Zurich Scudder Investments, Inc.      Kemper Income Trust

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                           KEMPER HIGH YIELD FUND II

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper High Yield Fund II (the "Fund"), a series of Kemper Income Trust (the "Trust"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 15, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of the Trust.

  Proposal 2:     To approve an Agreement and Plan of Reorganization for the
                  Fund (the "Plan"). Under the Plan, (i) all or substan-tially all of the assets and all of the liabilities of the Fund would be transferred to Kemper High Yield Fund, (ii) each shareholder of the Fund would receive shares of Kem-per High Yield Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

  Proposal 3:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for the Fund for the Fund's current fis-cal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or the Fund's (for a Fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such ad-journment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,

                                                            /s/ Maureen E. Kane
                                                                Maureen E. Kane
                                                                      Secretary

March 6, 2001

 IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1

PROPOSAL 1: ELECTION OF TRUSTEES..........................................   3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..............  12

   SYNOPSIS...............................................................  12

   PRINCIPAL RISK FACTORS.................................................  31

   THE PROPOSED TRANSACTION...............................................  32

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS................................................................  42

ADDITIONAL INFORMATION....................................................  42

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                          KEMPER HIGH YIELD FUND II,
                             a separate series of
                  KEMPER INCOME TRUST (the "Acquired Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

            by and in exchange for shares of beneficial interest of
                            KEMPER HIGH YIELD FUND,
                             a separate series of
               KEMPER HIGH YIELD SERIES (the "Acquiring Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Kem-per High Yield Fund II (the "Fund") in connection with three proposals. Pro-posal 1 describes the election of Trustees and Proposal 3 proposes the ratifi-cation of the selection of the Fund's auditors.

    In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Kemper High Yield Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of beneficial interest of Kemper High Yield Fund and the assumption by Kemper High Yield Fund of all of the liabili-ties of the Fund, as described more fully below (the "Reorganization"). Shares of Kemper High Yield Fund received would then be distributed to the sharehold-ers of the Fund in complete liquidation of the Fund. As a result of the Reor-ganization, each shareholder of the Fund will become a shareholder of

                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-
FENSE.

Kemper High Yield Fund and will receive shares of Kemper High Yield Fund hav-ing an aggregate net asset value as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date") equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Reorganiza-tion (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about May 29, 2001.

    Proposals 1 and 2 arise out of a restructuring program proposed by Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), the investment manager of both the Fund and Kemper High Yield Fund, described in more detail below. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI be-lieves that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and fo-cus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Fund shareholders.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Kemper High Yield Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken ei-ther by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Kemper High Yield Fund that a prospective investor should know before invest-ing and should be retained for future reference. For a more detailed discus-sion of the investment objective, policies, restrictions and risks of Kemper High Yield Fund, see Kemper High Yield Fund's prospectus dated January 1, 2001, as supplemented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated January 1, 2001, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Fund at the telephone number or address listed above.

    Also incorporated herein by reference is Kemper High Yield Fund's state-ment of additional information dated January 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Kemper High Yield Fund at the telephone number or address listed above. A Statement of Additional Information, dated March 6, 2001, containing additional information about the Reorganization has been filed with the Secu-rities and Exchange Commission (the "SEC" or the "Commission") and is incorpo-rated by reference into this Proxy Statement/Prospectus. A copy of this State-ment of Additional Information is available upon request and without charge by calling or writing Kemper High Yield Fund at the telephone number or address listed above. Shareholder inquiries regarding either Fund may be made by call-ing (800) 621-1048. The information contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

    Kemper High Yield Fund and the Fund are diversified series of shares of beneficial interest of the Acquiring Trust and the Acquired Trust, respective-ly, which are open-end management investment companies organized as Massachu-setts business trusts.

    The Board of Trustees of the Acquired Trust is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 15, 2001, at ZSI's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Acquired Trust. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as described under Proposal 2, is not approved by shareholders. Shareholders of the Acquiring Trust are being asked to approve the same slate of twelve indi-viduals who, if approved by the Acquiring Trust's shareholders, will oversee the operations of the combined fund if the Reorganization is approved (see Proposal 2).

    As discussed further below, ZSI commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connec-tion with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Acquired Trust were nominated after careful consideration by the pres-ent Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Acquired Trust and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nomi-nees, although not currently trustees or directors of any Kemper Fund, are se-nior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Ac-quired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustees not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupa-tion(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
    -------------------------------------      --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;        1999
formerly, First Chicago NBD Corporation/The
First National Bank of Chicago: 1996-1998,
Executive Vice President and Chief Risk
Management Officer; 1995-1996, Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.
Lewis A. Burnham (1/8/33),(/1/) Retired;           1998
formerly, Partner, Business Resources Group;
formerly, Executive Vice President, Anchor
Glass Container Corporation.

Mark S. Casady (9/21/60),* Managing Director,      Nominee
ZSI; formerly, Institutional Sales Manager of
an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing         2000
Director, ZSI.

Donald L. Dunaway (3/8/37),(/1/) Retired;          1998
formerly, Executive Vice President, A.O.
Smith Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished       Nominee
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing             Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.


            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
    -------------------------------------      --------------------------------

Robert B. Hoffman (12/11/36),(/1/) Retired;        1998
formerly, Chairman, Harnischfeger Industries,
Inc. (machinery for the mining and paper
industries); formerly, Vice Chairman and
Chief Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery
and chemicals); Director, Harnischfeger
Industries, Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired;        1998
formerly, President, Hood College; formerly,
Partner, Steptoe & Johnson (attorneys); prior
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of        Nominee
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee;
previously, member of the Investment
Committee of Atlanta University Board of
Trustees; formerly, Director of Board of
Pensions Evangelical Lutheran Church in
America.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
    -------------------------------------      --------------------------------
William P. Sommers (7/22/33),(/1/) Retired;        1998
formerly, President and Chief Executive
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

John G. Weithers (8/8/33),(/3/) Formerly,          Nominee
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exchanges; Director,
Records Management Systems.

-----------
* Interested person of the Acquired Trust, as defined in the Investment Com-pany Act of 1940, as amended (the "1940 Act").
(/1/)Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies with 45 portfolios man-aged by ZSI.
(/2/)Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(/3/)Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustees Not Standing for Re-Election:

                               Present Office with the Acquired
                                Trust; Principal Occupation or
Name (Date of Birth)             Employment and Directorships
--------------------         ------------------------------------
Donald R. Jones (1/17/30)    Trustee; Retired; formerly,
                             Director, Motorola, Inc.
                             (manufacturer of electronic
                             equipment and components); Executive
                             Vice President and Chief Financial
                             Officer, Motorola, Inc.

Kathryn L. Quirk (12/3/52)*  Trustee and Vice President; Managing
                             Director, ZSI.

-----------
*   Interested person of the Acquired Trust, as defined in the 1940 Act.

    Appendix 1 sets forth the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee or nominee for election in all Kemper Funds for which such person is a board member or nominee.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Indepen-dent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current In-dependent Trustees of the Acquired Trust.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Com-mittee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for the Fund, confers with the independent auditors re-garding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual represen-tations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    The Board of Trustees has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for considera-tion as nominees for membership on the Board and oversees the administration of the Acquired Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Acquired Trust. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William P. Sommers. The Nominating and Governance Com-mittee held two meetings during calendar year 2000.

Officers

    The following persons are officers of the Acquired Trust:

                             Present Office with the Acquired
                              Trust; Principal Occupation or   Year First Became
Name (Date of Birth)                 Employment(/1/)            an Officer(/2/)
--------------------        ---------------------------------  -----------------
Mark S. Casady............. President; Managing Director,            1998
 (9/21/60)                  ZSI; formerly, Institutional
                            Sales Manager of an unaffiliated
                            mutual fund distributor.

Linda C. Coughlin.......... Trustee, Vice President and              2000
 (1/1/52)                   Chairperson; Managing Director,
                            ZSI.

Philip J. Collora.......... Vice President and Assistant             1998
 (11/15/45)                 Secretary; Attorney, Senior Vice
                            President, ZSI.

Kathryn L. Quirk........... Trustee and Vice President;              1998
 (12/3/52)                  Managing Director, ZSI.

Harry E. Resis, Jr. ....... Vice President; Managing                 1998
 (11/24/45)                 Director, ZSI.

                             Present Office with the Acquired
                              Trust; Principal Occupation or   Year First Became
Name (Date of Birth)                 Employment(/1/)            an Officer(/2/)
--------------------        ---------------------------------  -----------------
Richard L. Vandenberg...... Vice President; Managing                 2001
 (11/16/49)                 Director, ZSI; formerly, Senior
                            Vice President and portfolio
                            manager with an unaffiliated
                            investment management firm.

Linda J. Wondrack.......... Vice President; Managing                 1998
 (9/12/64)                  Director, ZSI.

John R. Hebble............. Treasurer; Senior Vice President,        1998
 (6/27/58)                  ZSI.

Brenda Lyons............... Assistant Treasurer; Senior Vice         1998
 (2/21/63)                  President, ZSI.

Maureen E. Kane............ Secretary; Vice President, ZSI;          1998
 (2/14/62)                  formerly, Assistant Vice
                            President of an unaffiliated
                            investment management firm; prior
                            thereto, Associate Staff Attorney
                            of an unaffiliated investment
                            management firm, and Associate,
                            Peabody & Arnold (law firm).

Caroline Pearson........... Assistant Secretary; Managing            1998
 (4/1/62)                   Director, ZSI; formerly,
                            Associate, Dechert Price & Rhoads
                            (law firm) 1989 to 1997.

-----------
(/1/) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(/2/) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Acquired Trust.

Compensation of Trustees and Officers

    The Acquired Trust pays the Independent Trustees a monthly retainer and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. ZSI supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stock-holders of ZSI and participate in the fees paid to that firm, although the Ac-quired Trust makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Acquired Trust are not entitled to benefits under any pension or retire-ment plan. However, the Board of each Kemper Fund determined that, particu-larly given the benefits that would accrue to the Kemper Funds from the re-structuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Acquired Trust who is not standing for re-election, will receive such a one-time benefit. The amount re-ceived on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Acquired Trust.

    Column (2) Aggregate compensation received by each Trustee from the Ac-quired Trust during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                  Aggregate Compensation Total Compensation from
Name of Trustee                    from Acquired Trust   Fund Complex(/1/)(/2/)
---------------                   ---------------------- -----------------------
John W. Ballantine...............       $1,617.98              $183,570.00
Lewis A. Burnham.................       $1,579.05              $154,040.00
Donald L. Dunaway................       $1,830.76              $205,350.00
Robert B. Hoffman................       $1,648.11              $163,890.00
Donald R. Jones..................       $1,726.56              $163,170.00
Shirley D. Peterson..............       $1,583.13              $149,010.00
William P. Sommers...............       $1,630.59              $153,330.00

-----------
(/1/) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.
(/2/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administra-tion agreement for certain funds (including fee caps) and the consolida-tion of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520,
    $43,200, $47,520 and $43,200 for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A portion of these meeting fees was borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

                       PROPOSAL 2: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Kem-per High Yield Fund in exchange for Class A, Class B and Class C shares of Kemper High Yield Fund; (b) the distribution of such shares to the sharehold-ers of the Fund in complete liquidation of the Fund; and (c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Kemper High Yield Fund, a fund with similar in-vestment characteristics and managed by the same investment manager as the Fund. Immediately after the Reorganization, each shareholder of the Fund will hold shares of the class of shares of Kemper High Yield Fund that corresponds to the class of shares of the Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment. Services provided to the Class A, Class B and Class C shareholders of Kemper High Yield Fund are identical to those currently provided to sharehold-ers of the corresponding class of the Fund. See "Purchases, Exchanges and Re-demptions."

Background of the Reorganization

    The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and poli-cies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment per-formance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

    Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, ZSI provides or pays for substantially all services that the fund normally requires for its opera-tions, other than those provided under the fund's investment management agree-ment and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experi-ence, and, for the term of the administrative services agreement, transfers substantially all of the risk of increased costs to ZSI. Likewise, ZSI re-ceives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. As part of the restructuring effort, ZSI has proposed extending this administrative fee structure to those funds currently offered under the Kemper name.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Trustees have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" be-low.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . The combined fund would be subject to the investment management fee schedule of Kemper High Yield Fund, which is lower than that of the Fund.

  . The fixed fee rate under the new Administration Agreement for Class A and Class B shares is expected to be less than, and for Class C shares approximately equal to or slightly less than, the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A, Class B and Class C shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorga-nization. ZSI agreed to pay all costs of the Reorganization that ex-ceed estimated costs.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

  . the Reorganization is in the best interests of the Fund and its share-holders; and

  . the interests of the existing shareholders of the Fund will not be di-luted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Kemper High Yield Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' prospectuses.

    The investment objectives, policies and restrictions of the Funds are nearly identical. The investment objective of each Fund is to seek the highest level of current income obtainable from a professionally managed, diversified portfolio of fixed income securities which the Fund's Investment Manager con-siders consistent with reasonable risk; as a secondary objective, each Fund will seek capital gain where consistent with its primary objective. Both Funds are managed by the same team of investment professionals and are managed in a substantially similar manner. There can be no assurance that either Fund will achieve its investment objectives.

    Each Fund invests mainly in lower rated, higher yielding corporate bonds, often called junk bonds. Generally, most are from U.S. issuers, but up to 25% of each Fund's total assets could be in bonds from foreign issuers. Each Fund normally invests at least 65% of its total assets in junk bonds, which are those below the fourth credit grade of Moody's Investors Service, Inc. or Standard & Poor's Ratings Services (i.e., grade BB/Ba and below). Each Fund anticipates that under normal circumstances 90 to 100% of its assets will be invested in fixed income securities (debt and preferred stock issues, includ-ing convertibles). Each Fund may invest in common stocks, rights or other eq-uity securities when consistent with the Fund's objectives, but will generally hold such equity investments only as a result of purchases of unit offerings of fixed income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities.

    In deciding which securities to buy and sell for a Fund to achieve income and capital appreciation, the Investment Manager analyzes securities to deter-mine which appear to offer reasonable risk compared to their potential return. To do this, the Investment Manager relies on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or whom it believes are unlikely to default. For each Fund, based on its analysis of eco-nomic and market trends, the Investment Manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For exam-ple, the Investment Manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if it expects an economic slowdown.

    The Investment Manager may adjust the duration (a measure of sensitivity to interest rate movements) of each Fund's portfolio, depending on its outlook for interest rates. Also, although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, com-modities or securities), the Investment Manager does not intend to use them as principal investments for either Fund, and might not use them at all.

    The Funds' fundamental investment restrictions, as set forth under "In-vestment Restrictions" in each Fund's statement of additional information, are identical. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. The Funds' non-fundamental investment restric-tions (i.e., those changeable by the Board without shareholder approval), as set forth under "Investment Restrictions" in each Fund's statement of addi-tional information, are identical, except that Kemper High Yield Fund cannot, with certain exceptions, borrow money in an amount greater than 5% of its to-tal assets, while the limit applicable to the Fund is 20% of total assets. In-vestors should refer to each Fund's statement of additional information for a more detailed description of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for the Fund and Kemper High Yield Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended September 30, 2000 was 66% and 52%, respectively. A higher portfolio turnover rate involves greater brokerage and transaction ex-penses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

    The portfolio characteristics of the combined fund after the Reorganiza-tion will reflect the blended characteristics of the Fund and Kemper High Yield Fund. The following characteristics are as of December 31, 2000 for both Funds and also reflect the blended characteristics of both Funds after the Re-organization as of that same date.

                             Portfolio Composition

                                                                      Portfolio Quality(/3/)
                                                               ------------------------------------
                                         Avg.         Avg.      BBB
                                       Maturity     Duration    and
                          Yield(/1/) (Years)(/2/) (Years)(/2/) above    BB     B    Below B Unrated
                          ---------- ------------ ------------ ------ ------ ------ ------- -------
Fund....................    11.83%       6.80         4.10      8.00% 23.00% 58.00%  9.00%   2.00%
Kemper High Yield Fund..    13.15%       6.20         3.70     14.00% 17.00% 56.00% 12.00%   1.00%
Kemper High
 Yield Fund -- Pro Forma
 Combined(/4/)..........    13.10%       6.20         3.70     13.79% 17.21% 56.07% 11.90%   1.03%

-----------
(/1/)The yield provided for the Fund and for Kemper High Yield Fund represents the yield for Class A shares for the 30 days ended December 31,

     2000. The yield is computed by dividing the net investment income per share earned during a specified one month or 30-day period by the maximum offering price per share on the last day of the period. The Pro Forma yield reflects the Class A shares' up-front sales charge and estimated ex-pense ratio of the combined fund, giving effect to the Reorganization, and, therefore, is not necessarily indicative of the actual yield to any particular shareholder. The yield for other classes of shares would vary.
(/2/)Both dollar-weighted average maturity and duration reflect the sensitiv-ity of a Fund to interest rate fluctuations. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturi-ties of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. Other factors being equal (e.g., portfolio quality), a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter matu-rity and duration. For example, a Fund with a duration of five years is expected to experience a price decrease of roughly five percent for each percent increase in interest rates, while a comparable fund with a dura-tion of four years is expected to experience a price decrease of roughly four percent for the same change in interest rates.
(/3/)Represents the lower of ratings by Moody's and S&P. See the Appendix to each Fund's statement of additional information for a general description of Moody's and S&P's ratings.
(/4/)Reflects the blended characteristics of the Fund and Kemper High Yield
     Fund as of December 31, 2000. The portfolio composition and characteris-tics of the combined fund will change consistent with its stated invest-ment objectives and policies.

Performance

    The following tables show how the returns of the Fund and Kemper High Yield Fund over different periods average out. For context, the tables also include a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performance of both Funds and the index vary over time, and past performance is not necessarily indicative of future results. All fig-ures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class A Shares

                                             Past    Past     Past     Since
                                             Year   5 Years 10 Years Inception*
                                           -------- ------- -------- ----------
Fund -- Class A........................... (12.02%)    N/A      N/A   (4.63%)
Kemper High Yield Fund --Class A.......... (13.31%)  2.64%   10.52%       N/A
Comparative Index for both Funds: Salomon
  Brothers Long-Term High Yield Bond
  Index(/1/)..............................   2.86%   7.42%   13.80%    3.87%

-----------
Class A performance is adjusted for maximum sales charge.

* Inception date of the Fund's Class A shares is November 30, 1998. Index comparison begins November 30, 1998.
(/1/)The Salomon Brothers Long-Term High Yield Bond Index is an unmanaged in-dex that measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.

    Total return for the Fund would have been lower during both periods shown in the table above if the Investment Manager had not maintained expenses since inception.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class B Shares

                                           Past    Past     Since       Since
                                           Year   5 Years Inception* Inception**
                                         -------- ------- ---------- -----------
Fund -- Class B........................  (10.95%)    N/A       N/A     (4.38%)
Kemper High Yield Fund --Class B.......  (12.43%)  2.57%     4.42%         N/A
Comparative Index for both Funds:
  Salomon Brothers Long-Term High Yield
  Bond Index(/1/)......................     2.86%  7.42%    10.05%       3.87%

-----------
Class B performance is adjusted for maximum contingent deferred sales charge.

* Inception date of Kemper High Yield Fund's Class B shares is May 31, 1994. Index comparison begins May 31, 1994.
** Inception date of the Fund's Class B shares is November 30, 1998. Index comparison begins November 30, 1998.
(/1/)The Salomon Brothers Long-Term High Yield Bond Index is an unmanaged in-dex that measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.

    Total return for the Fund would have been lower during both periods shown in the table above if the Investment Manager had not maintained expenses since inception.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class C Shares

                                           Past    Past     Since       Since
                                           Year   5 Years Inception* Inception**
                                         -------- ------- ---------- -----------
Fund -- Class C........................   (8.58%)    N/A       N/A     (3.24%)
Kemper High Yield Fund --Class C.......  (10.11%)  2.70%     4.48%         N/A
Comparative Index for both Funds:
  Salomon Brothers Long Term High Yield
  Bond Index(/1/)......................    2.86%   7.42%    10.05%       3.87%

-----------
* Inception date of the Kemper High Yield Fund's Class C shares is May 31, 1994. Index comparison begins May 31, 1994.
** Inception date of the Fund's Class C shares is November 30, 1998. Index comparison begins November 30, 1998.
(/1/)The Salomon Brothers Long-Term High Yield Bond Index is an unmanaged in-dex that measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.

    Total return for the Fund would have been lower during both periods shown in the table above if the Investment Manager had not maintained expenses since inception.

    For management's discussion of Kemper High Yield Fund's performance for the fiscal year ended September 30, 2000, please refer to Exhibit B.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. ZSI is a Delaware corpo-ration located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of September 30, 2000, Kemper High Yield Fund had total net assets of $3,205,397,137. For the fiscal year ended September 30, 2000, Kemper High Yield Fund paid the Investment Man-ager a fee of 0.53% of its average daily net assets. As of September 30, 2000, the Fund had total net assets of $128,293,702. For the fiscal year ended Sep-tember 30, 2000, the Fund paid the Investment Manager a fee of 0.64% of its average daily net assets. Based upon each Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for Kemper High Yield Fund after the Reorganization would be 0.53% of average daily net assets.

    The fee schedule for the combined fund after the Reorganization will be identical to the current fee schedule for Kemper High Yield Fund. Currently, the fee schedules for the Fund and Kemper High Yield Fund are as follows:

                Fund                          Kemper High Yield Fund
-------------------------------------- -------------------------------------
Average Daily Net Assets      Fee Rate Average Daily Net Assets     Fee Rate
------------------------      -------- ---------------------------- --------
First $250 million             0.65%   First $250 million            0.58%
$250 million -- $1 billion     0.62%   $250 million -- $1 billion    0.55%
$1 billion -- $2.5 billion     0.60%   $1 billion -- $2.5 billion    0.53%
$2.5 billion -- $5 billion     0.58%   $2.5 billion -- $5 billion    0.51%
$5 billion -- $7.5 billion     0.55%   $5 billion -- $7.5 billion    0.48%
$7.5 billion -- $10 billion    0.53%   $7.5 billion -- $10 billion   0.46%
$10 billion -- $12.5 billion   0.51%   $10 billion -- $12.5 billion  0.44%
Over $12.5 billion             0.49%   Over $12.5 billion            0.42%

Administrative Fee

    On the date of Closing, Kemper High Yield Fund will enter into an adminis-trative services agreement with ZSI (the "Administration Agreement"), pursuant to which ZSI will provide or pay others to provide substantially all of the administrative services required by Kemper High Yield Fund (other than those provided by ZSI under its investment management agreement with that Fund) in exchange for the payment by Kemper High Yield Fund of an annual administrative services fee (the "Administrative Fee") equal to 0.200%, 0.275% and 0.275% of average daily net assets attributable to the Class A, Class B and Class C shares, respectively. The fees for the services provided by Kemper Distribu-tors, Inc. ("KDI") under its current shareholder services agreement and under-writing and distribution services agreement with Kemper High Yield Fund are not covered by, and are in addition to, the Administrative Fee. One effect of this arrangement is to make Kemper High Yield Fund's future expense ratio more predictable. On the other hand, the administrative fee rate will not decrease with economies of scale from increases in asset size or decreased operating expenses. The details of this arrangement (including expenses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Kemper High Yield Fund pursuant to separate agreements. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes net asset value for Kemper High Yield Fund and maintains its ac-counting records. State Street Bank and Trust Company ("State Street") is the transfer agent and dividend paying agent for Kemper High Yield Fund. Kemper Service Company, an affiliate of ZSI, serves as "Shareholder Service Agent" of such Fund, and as such, performs all of State Street's duties as transfer agent and dividend paying agent. As custodian, State Street holds the portfolio se-curities of Kemper High Yield Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Kemper High Yield Fund.

    Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services to Kemper High Yield Fund described above, except that ZSI will pay these entities for the provision of their services to Kemper High Yield Fund and will pay most other fund expenses, in-cluding insurance, registration, printing and postage fees. In return, Kemper High Yield Fund will pay ZSI the Administrative Fee.

    The Administration Agreement will remain in effect with respect to the Class A, Class B and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the trustees that oversee Kemper High Yield Fund. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the trustees, including the Independent Trust-ees, that oversee Kemper High Yield Fund. The fee payable by Kemper High Yield Fund to ZSI pursuant to the Administration Agreement would be reduced by the amount of any credit received from Kemper High Yield Fund's custodian for cash balances.

    Certain expenses of Kemper High Yield Fund would not be borne by ZSI under the Administration Agreement, such as taxes, brokerage, interest and extraor-dinary expenses, and the fees and expenses of the Independent Trustees (in-cluding the fees and expenses of their independent counsel). Kemper High Yield Fund will continue to pay the fees required by its investment management agreement with ZSI. In addition, it will pay the fees under its services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Services Fees" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B and Class C shares of Kemper High Yield Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of each class of Kemper High Yield Fund following the Reorganization will be lower than the current expense ratio of the corresponding class of the Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                  Kemper High
                                                                 Yield Fund --
                                                     Kemper High   Pro Forma
                                               Fund  Yield Fund  Combined(/1/)
                                              ------ ----------- -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)........   4.50%    4.50%        4.50%
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption proceeds(/2/)..    None     None         None
Maximum Deferred Sales Charge (Load) imposed
  on reinvested dividends...................    None     None         None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)..................    None     None         None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net assets)
Management Fees.............................   0.65%    0.53%        0.53%
Distribution and/or Service (12b-1) Fees....    None     None        0.21%(/3/)
Other Expenses..............................   0.55%    0.40%        0.20%
Total Annual Fund Operating Expenses........   1.20%    0.93%        0.94%
Expense Example of Total Operating
  Expenses at the End of the Period(/4/)
One Year....................................  $  567   $  541       $  542
Three Years.................................  $  814   $  733       $  736
Five Years..................................  $1,080   $  942       $  947
Ten Years...................................  $1,839   $1,542       $1,553

-----------
Notes to Expense Comparison Table:
(/1/)The Kemper High Yield Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Reorganization and re-flects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Kemper High Yield Fund's Administration Agreement and the adoption of a distribution plan.
(/2/)Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after purchase.
(/3/)Reflects a shareholder services fee. The maximum fee rate authorized to be paid pursuant to the shareholder services agreement is 0.25%. It is being proposed to shareholders of Kemper High Yield Fund that the share-holder services fee be authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class A shares of the Fund and Class A shares of Kemper High Yield Fund bear a shareholder services fee of up to

     0.25%, which is included under the "Other Expenses" category for each Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/)Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, to-tal operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class B Shares

                                                                  Kemper High
                                                                 Yield Fund --
                                                     Kemper High   Pro Forma
                                               Fund  Yield Fund  Combined(/1/)
                                              ------ ----------- -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)........    None     None         None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)............................   4.00%    4.00%        4.00%
Maximum Deferred Sales Charge (Load) imposed
  on reinvested dividends...................    None     None         None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)..................    None     None         None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net assets)
Management Fees.............................   0.65%    0.53%        0.53%
Distribution and/or Service (12b-1) Fees....   0.75%    0.75%        1.00%(/3/)
Other Expenses..............................   0.56%    0.50%        0.28%
Total Annual Fund Operating Expenses........   1.96%    1.78%        1.81%
Expense Example of Total Operating Expenses
  Assuming Redemption at the End of the
  Period(/4/)
One Year....................................  $  599   $  581       $  583
Three Years.................................  $  915   $  860       $  869
Five Years..................................  $1,257   $1,164       $1,180
Ten Years...................................  $1,908   $1,664       $1,617
Expense Example of Total Operating Expenses
  Assuming No Redemption at the End of the
  Period(/4/)
One Year....................................  $  199   $  181       $  184
Three Years.................................  $  615   $  560       $  569
Five Years..................................  $1,057   $  964       $  980
Ten Years...................................  $1,908   $1,664       $1,687

-----------
Notes to Expense Comparison Table:
(/1/) The Kemper High Yield Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses re-flect the implementation of Kemper High Yield Fund's Administration Agreement and the adoption of an amended distribution plan.

(/2/) Contingent deferred sales charges on Class B shares during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/) Includes a shareholder services fee of 0.25%. It is being proposed to shareholders of Kemper High Yield Fund that the shareholder services fee be authorized by a Plan adopted to pursuant to Rule 12b-1 Plan under the 1940 Act. Class B shares of the Fund and Class B shares of Kemper High Yield Fund bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for each Fund because it is not au-thorized by a Rule 12b-1 Plan.
(/4/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class C Shares

                                                                  Kemper High
                                                                 Yield Fund --
                                                     Kemper High   Pro Forma
                                               Fund  Yield Fund  Combined(/1/)
                                              ------ ----------- -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)........    None     None         None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)............................   1.00%    1.00%        1.00%
Maximum Deferred Sales Charge (Load) imposed
  on reinvested dividends...................    None     None         None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)..................    None     None         None
Annual Fund Operating Expenses (unaudited)
  (as a % of average net assets)
Management Fees.............................   0.65%    0.53%        0.53%
Distribution and/or Service (12b-1) Fees....   0.75%    0.75%        1.00%(/3/)
Other Expenses..............................   0.54%    0.49%        0.28%
Total Annual Fund Operating Expenses........   1.94%    1.77%        1.81%
Expense Example of Total Operating Expenses
  Assuming Redemption at the End of the
  Period(/4/)
One Year....................................  $  297   $  280       $  284
Three Years.................................  $  609   $  557       $  569
Five Years..................................  $1,047   $  959       $  980
Ten Years...................................  $2,264   $2,084       $2,127
Expense Example of Total Operating Expenses
  Assuming No Redemption at the End of the
  Period(/4/)
One Year....................................  $  197   $  180       $  184
Three Years.................................  $  609   $  557       $  569
Five Years..................................  $1,047   $  959       $  980
Ten Years...................................  $2,264   $2,084       $2,127

-----------
Notes to Expense Comparison Table:
(/1/) The Kemper High Yield Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses re-flect the implementation of Kemper High Yield Fund's Administration Agreement and the adoption of an amended distribution plan.

(/2/) Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/) Includes a shareholder services fee of 0.25%. It is being proposed to shareholders of Kemper High Yield Fund that the shareholder services fee be authorized by a Plan adopted pursuant to Rule 12b-1 Plan under the 1940 Act. Class C shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. This is only an example; your actual expenses will be different.

Financial Highlights

    The financial highlights table for Kemper High Yield Fund, which is in-tended to help you understand Kemper High Yield Fund's financial performance for the past five years, is included in Kemper High Yield Fund's prospectus dated January 1, 2001, which is included in the materials that have been pro-vided to you with this document.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Kem-per High Yield Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, acts as the principal underwriter and distributor of the Class A, Class B and Class C shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Kemper High Yield Fund also has adopted distribution plans on behalf of Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Fund. Shareholders of Kemper High Yield Fund are being asked to approve a new distribution plan for Class A shares and amended distribution plans for Class B and Class C shares. Under the proposed distribution plans for Class B and Class C, as un-der the current distribution plans for the Fund, Kemper High Yield Fund will pay KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. Pending approval of the shareholders of Kemper High Yield Fund, it is anticipated that the new distribution plans for Kemper High Yield Fund, howev-er, unlike the distribution plans for the Fund, will authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agreement (the "Services Agree-ment") described below. Neither KDI nor the Trustees of either Trust believe that the services performed by KDI under the Services Agreement have been pri-marily intended to result in sales of fund shares (i.e., "distribution" serv-ices) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncer-tainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the serv-ices performed by KDI under the Services Agreement are "distribution" servic-es, it is proposed that the distribution plans for Kemper High Yield Fund will authorize the payment of the services fee. The fact that the services fee will be authorized by Kemper High Yield Fund's distribution plans will not change the fee rate nor will it affect the nature or quality of the services provided by KDI.

    Pursuant to the Services Agreement with Kemper High Yield Fund, which is substantially identical to the current services agreement with the Fund, KDI will receive a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares. KDI will use the services fee to compensate fi-nancial services firms ("firms") for providing personal services and mainte-nance of accounts for their customers that hold those classes of shares of Kemper High Yield Fund, and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges and Redemptions

    Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges and redemptions of Class A, Class B and Class C shares of Kemper High Yield Fund are identical to those of the Fund. Shares of Kemper High Yield Fund are exchangeable for shares of the same class of most other open-end funds advised by ZSI offering such shares.

    Corresponding classes of shares of Kemper High Yield Fund have identical sales charges to those of the Fund. Kemper High Yield Fund has a maximum ini-tial sales charge of 4.50% on Class A shares. Shareholders who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase.

    Class A, Class B and Class C shares of Kemper High Yield Fund received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Kemper High Yield Fund as a result of the Reorganization. However, follow-ing the Reorganization, any CDSC that applies to shares of the Fund will con-tinue to apply to shares of Kemper High Yield Fund received in the Reorganiza-tion, using the original purchase date for such shares to calculate the hold-ing period, rather than the date such shares are received in the Reorganiza-tion.

    Services available to shareholders of Class A, Class B and Class C shares of Kemper High Yield Fund are identical to those available to shareholders of the corresponding classes of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, tele-phone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B and Class C shares, and reinvestment privileges. Please see Kemper High Yield Fund's prospectus for additional information.

Dividends and Other Distributions

    Each Fund intends to distribute its net investment income monthly. Each Fund intends to distribute net realized capital gains in December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's ac-count on the payment date or, at the shareholder's election, sent to the shareholder by check. For retirement plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

    Charter Documents.

    Each Trust is organized as a Massachusetts business trust and is governed by a separate Agreement and Declaration of Trust. Although the organizational documents of the Acquired Trust and the Acquiring Trust are substantially sim-ilar, some differences do exist. The more significant differences are listed below.

  . A special meeting of the Fund for all purposes may be called by share-holders of the Fund holding 10% of outstanding shares entitled to vote; a special meeting of Kemper High Yield Fund may be called by shareholders of 25% of the outstanding shares of the Fund entitled to vote (10% of the Acquiring Trust's shares if the purpose of the meet-ing is to consider the removal of a Trustee).

  . Fund shareholders may remove a trustee by a two-thirds vote of the shares outstanding entitled to vote; Kemper High Yield Fund sharehold-ers may remove a trustee by a vote of more than 50% of the outstanding shares of the fund.

    Trustees

    The Trustees of the Acquired Trust, currently and as proposed under Pro-posal 1, are the same as those of the Acquiring Trust, except that Kathryn L. Quirk is currently a trustee of the Acquired Trust and not of the Acquiring Trust. See Proposal 1 for information regarding the trustees of the Acquired Trust and the nominees for election to the Board of Trustees of the Acquired Trust and the Acquiring Trust.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                   *   *   *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because of their nearly identical investment objectives and policies and similar strategies, the principal risks presented by Kemper High Yield Fund are similar to those presented by the Fund. The main risks applicable to each Fund include, among others, management risk (i.e., securities selection by the Investment Manager), risk associated with the economy, interest rates, and credit quality. Because the companies that issue high yield bonds may be in uncertain financial health, high yield bond prices can be more vulnerable to bad eco-nomic news, or even the expectation of bad news, than investment-grade bonds. In addition, because the economy affects corporate bond performance, the Funds will tend to perform less well than other types of bond funds when the economy is weak. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of an investment in the Funds. Credit quality risk refers to the fact that if a portfolio security declines in credit qual-ity or goes into default, it could hurt Fund performance.

    In addition, investments in high yield securities, or "junk bonds," entail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. To the extent that a Fund invests in foreign securities, it may be exposed to the risks associated with such investments and currency risk. Foreign securities may be more vola-tile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty. In addition, when the dollar value of a foreign currency falls, so does the value of any investments the particular Fund owns that are denominated in that currency. Lastly, the Funds are not in-sured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Kemper High Yield Fund in exchange for that number of full and fractional Class A, Class B and Class C shares of Kem-per High Yield Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding classes of the Fund as of the close of business on the Valuation Date. Kemper High Yield Fund will as-sume all of the liabilities of the Fund. The Fund will distribute the Class A, Class B and Class C shares received in the exchange to the shareholders of the corresponding classes of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B and Class C shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Kemper High Yield Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class A, Class B and Class C shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B or Class C shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class A, Class B or Class C shares of Kemper High Yield Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or re-deemed without delivery of such certificates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B or Class C shares of Kemper High Yield Fund received by the shareholder in connection with the Reorganization.

    The obligations of each Trust on behalf of the respective Funds under the Plan are subject to various conditions, as stated therein. The Plan also re-quires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To pro-vide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by August 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Kemper High Yield Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

    As discussed above, the Reorganization is part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganization to the Trustees of the Fund at a meeting held on May 24, 2000, see "Synopsis -- Background of the Reorganization" above. This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI un-der the Scudder name, with a concentration on intermediary distribu-tion;

  (ii) The combination of funds with similar investment objectives and pol-icies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved mar-ket acceptance and which are unlikely to reach an efficient operat-ing size;

  (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds cover-ing, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

  (v)   The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their inde-pendent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of ZSI, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to ZSI's proposals.

    Following the conclusion of this process, the Trustees of the Fund, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain re-lated proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . The combined fund would be subject to the investment management fee schedule of Kemper High Yield Fund, which is lower than that of the Fund.

  . The fixed fee rate under the new Administration Agreement for Class A and Class B shares is expected to be less than, and for Class C shares approximately equal to or slightly less than, the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A, Class B and Class C shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorga-nization. ZSI agreed to pay all costs of the Reorganization that ex-ceed estimated costs.

    As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Kem-per High Yield Fund after the Reorganization, and between the estimated oper-ating expenses of Kemper High Yield Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder inter-ests; (c) the compatibility of the Funds' investment objectives, policies, re-strictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Kemper High Yield Fund to attract additional assets; and (f) the investment performance of each Fund.

    As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

    Costs. The anticipated costs of the Reorganization allocable to the Fund are $42,990, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. The Fund will pay 100% of the estimated costs of the Reorganization allocable to Class A, Class B and Class C shares of $14,244, $21,580 and $7,166, respectively. ZSI is bearing the re-maining costs, including any cost overruns (except that the Acquiring Fund is bearing the SEC registration fees which are estimated to be $31,597).

    The estimated costs of the Reorganization borne by the Fund have been expensed, resulting in a reduction of net asset value per share of $0.0024, $0.0027 and $0.0028 for Class A, Class B and Class C shares, respectively. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the allocated costs of the Re-organization within six months after the Closing.

    Potential Tax Consequences. Although the Reorganization will be achieved on a federally tax-free basis (see "The Proposed Transaction -- Federal Income Tax Consequences"), there are differences in the Funds' unrealized gains or losses, tax loss carryovers and portfolio turnover rates which may affect the timing and amount of any future capital gain distributions paid to sharehold-ers.

                                          12/31/00
                                         Unrealized
                                         Gain (Loss)              Fiscal Year Loss Fiscal Year
                             12/31/00      as % of   Fiscal Year  Carryovers as %   Portfolio
                            Unrealized    12/31/00       Loss     of 12/31/00 Net   Turnover
                           Gain (Loss)   Net Assets   Carryovers       Assets         Rate
                          -------------- ----------- ------------ ---------------- -----------
Fund....................  $ (27,873,790)   (25.6%)   $  7,165,000       6.6%           66%
Kemper High Yield Fund..  $(997,635,959)   (33.1%)   $384,577,000      12.7%           52%

    Kemper High Yield Fund has total tax-basis loss carryovers into its cur-rent fiscal year ending September 30, 2001 of $384,577,000 consisting of a capital loss carryover of $211,125,000 and a post-October loss carryover of $173,452,000. The capital loss carryover expires $46,033,000 in 2003, $6,237,000 in 2004, $37,749,000 in 2007, and $121,106,000 in 2008. The post-
October capital loss was incurred from November 1, 1999 through September 30, 2000 and Kemper High Yield Fund elected to defer it and treat it as arising in the fiscal year ending September 30, 2001. The Fund has total tax-basis loss carryovers into its current fiscal year ending on May 29, 2001, the proposed date of the Closing, of $7,165,000 consisting of a capital loss carryover of $1,947,000 and a post-October loss carryover of $5,218,000. The capital loss carryover expires in 2008. The post-October capital loss was incurred from No-vember 1, 1999 through September 30, 2000 and the Fund elected to defer it and treat it as arising in the fiscal year ending on the proposed date of the Closing.

    After the Reorganization, the Fund's capital loss carryovers will be available to Kemper High Yield Fund to offset its capital gains, although the amount of these losses which may offset Kemper High Yield Fund's capital gains in any given year may be limited. As a result of this limitation, it is possi-ble that Kemper High Yield Fund may not be able to use these losses as rapidly as the Fund might have, and part or all of these losses may not be useable at all. The ability of Kemper High Yield Fund or the Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, in-cluding the existence of capital gains against which these losses may be off-set. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously ab-sorbed by that time; therefore, it is possible that some or all of the these losses will expire unused. In addition, the benefits of any capital loss car-ryovers currently are available only to the shareholders of each Fund respec-tively. After the Reorganization, however, these benefits will inure to all the shareholders of Kemper High Yield Fund.

    The Trustees of the Fund considered the possibility that shareholders of the Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (share-holders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differ-ing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that the Fund's participa-tion in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trust-ees, including the Independent Trustees, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Kemper High Yield Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated October 24, 1985, as amended. The Acquiring Trust's authorized capital consists of an un-limited number of shares of beneficial interest, without par value. The Trustees of the Acquiring Trust are authorized to divide the shares of the Acquiring Trust into separate series. Kemper High Yield Fund is one of two series of the Ac-quiring Trust. The Trustees of the Acquiring Trust are also authorized to fur-ther divide the shares of the series of the Acquiring Trust into classes. The shares of Kemper High Yield Fund are currently divided into four classes:
Class A, Class B, Class C and Class I. Although shareholders of different classes of a series have an interest in the same portfolio of assets, share-holders of different classes bear different expense levels because distribu-tion costs and certain other expenses approved by the Trustees of the Acquir-ing Trust are borne directly by the class incurring such expenses.

    Each share of each class of Kemper High Yield Fund represents an interest in Kemper High Yield Fund that is equal to and proportionate with each other share of that class of Kemper High Yield Fund. Kemper High Yield Fund share-holders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and con-duct of the Trustees, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Kemper High Yield Fund.

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Kemper High Yield Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Kemper High Yield Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Kemper High Yield Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the trans-fer of all or substantially all of its assets to Kemper High Yield Fund in ex-change solely for Class A, Class B and Class C shares and the assumption by Kemper High Yield Fund of all of the liabilities of the Fund or upon the dis-tribution of the Class A, Class B and Class C shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Kemper High Yield Fund will be the same as the ba-sis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Kemper High Yield Fund will include the period during which such assets were held by the Fund;
(v) no gain or loss will be recognized by Kemper High Yield Fund upon the re-ceipt of the assets of the

Fund in exchange for Class A, Class B and Class C shares and the assumption by Kemper High Yield Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class A, Class B and Class C shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class A, Class B and Class C shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B and Class C shares received by each share-holder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the ex-change the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Kemper High Yield Fund may dispose of certain securi-ties received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Kemper High Yield Fund will be passed on by Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109.

Capitalization

 The following table shows on an unaudited basis the capitalization of Kemper High Yield Fund and the Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(/1/):

                                                                      Kemper High
                                                                     Yield Fund --
                          Kemper High                Pro Forma         Pro Forma
                           Yield Fund      Fund     Adjustments         Combined
                         -------------- ----------- -----------      --------------
Net Assets
Class A Shares.......... $2,276,521,754 $46,703,912 $(158,059)(/3/)  $2,323,067,607
Class B Shares.......... $  792,225,581 $63,210,910 $ (21,580)(/4/)  $  855,414,911
Class C Shares.......... $  124,359,159 $18,378,880 $ (10,391)(/5/)  $  142,727,648
Class I Shares.......... $   12,290,643                              $   12,290,643
                                                                     --------------
Total Net Assets........                                             $3,333,500,809(/2/)
                                                                     ==============

Shares Outstanding
Class A Shares..........    358,910,410   6,004,692  1,359,609          366,274,711
Class B Shares..........    125,068,742   8,125,884  1,856,633          135,051,259
Class C Shares..........     19,583,229   2,362,812    530,371           22,476,412
Class I Shares..........      1,940,608                                   1,940,608

Net Asset Value per
Share
Class A Shares.......... $         6.34 $      7.78                  $         6.34
Class B Shares.......... $         6.33 $      7.78                  $         6.33
Class C Shares.......... $         6.35 $      7.78                  $         6.35
Class I Shares.......... $         6.33                              $         6.33

-----------
(/1/) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Kemper High Yield Fund will be received by the share-holders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Kemper High Yield Fund that actually will be received on or after such date.
(/2/) Kemper High Yield Fund -- Pro Forma Combined net assets do not reflect expense reductions that would result from the implementation of Kemper High Yield Fund's Administration Agreement for an entire year.
(/3/) Represents one-time proxy, legal, accounting and other costs of the Re-organization of $143,815 and $14,244 to be borne by Class A shares of Kemper High Yield Fund and the Fund, respectively.
(/4/) Represents one-time proxy, legal, accounting and other costs of the Re-organization of $21,580 to be borne by Class B shares of the Fund, respectively.
(/5/) Represents one-time proxy, legal, accounting and other costs of the Re-organization of $3,225 and $7,166 to be borne by Class C shares of Kem-per High Yield Fund and the Fund, respectively.

   The Board of Trustees unanimously recommends that the shareholders of the
                    Fund vote in favor of this Proposal 2.

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. Shareholders are being asked to ratify the selection of E&Y in case the Plan, as described under Proposal 2, is not approved by shareholders. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such rep-resentatives are expected to be available to respond to appropriate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund is compatible with maintaining E&Y's independence.

                            Financial Information
                             Systems Design and
      Audit Fees             Implementation Fees                    All Other Fees(/1/)
      ----------            ---------------------                   -------------------
      $32,000                        --                                    $800

-----------
(/1/)In addition to the amount shown in the table for the Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services performed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

   The Board of Trustees unanimously recommends that the shareholders of the
                    Fund vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or by calling 1-800-621-1048.

    The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance there-with, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be in-spected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional
Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such ma-terial can also be obtained from the Public Reference Branch, Office of Con-sumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which con-tains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and state-ments of additional information, and other information about the Trusts and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Board Approval of the Proposed Transaction." In addition to solicita-tion by mail, certain officers and representatives of the Acquired Trust, of-ficers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Acquired Trust (for a Trust-wide vote) or the Fund (for a Fund-wide vote) entitled to be cast shall be neces-sary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a Trust-wide vote) or the Fund's (for a Fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjourn-ment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for trans-acting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the bro-ker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a par-ticular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting on such elec-tion (i.e., the twelve nominees receiving the greatest number of votes will be elected). Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 5,914,994 Class A shares, 8,124,440 Class B shares and 1,927,895 Class C shares of the Fund outstanding.

    As of December 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of Kemper High Yield Fund. Appendix 2 hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each class of each other series of the Ac-quired Trust. To the best of each Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's out-standing shares or the shares of any other series of the Acquired Trust, ex-cept as stated on Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,730.94. As the Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time be-fore the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Acquired Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane
Maureen E. Kane
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 EXHIBIT B:  MANAGEMENT'S DISCUSSION OF KEMPER HIGH YIELD FUND'S
             PERFORMANCE

 APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS

 APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [  ] day of [        ], 2001, by and among Kemper High Yield Series (the
"Acquiring Trust"), a Massachusetts business trust, on behalf of Kemper High Yield Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, Kemper Income Trust (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Kemper High Yield Fund II (the "Acquired Fund" and, to-gether with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust, and Zurich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of the Acquiring Trust and the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (no par value) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Ac-quiring Fund of all of the liabilities of the Acquired Fund and the distribu-tion of the Acquiring Fund Shares to the Class A, Class B and Class C share-holders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares deter-mined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corre-sponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquir-ing

Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospec-tus or statement of additional information, copies of which have been deliv-ered to the Acquired Fund.

    2.2. The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accor-dance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be May 29, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the As-sets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written in-strument shall be presented by the custodian for the Acquired Fund to the cus-todian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The

Acquired Fund's portfolio securities and instruments deposited with a securi-ties depository, as defined in Rule 17f-4 under the 1940 Act, shall be deliv-ered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire trans-fer of federal funds on the Closing Date.

    3.4. Kemper Service Company, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Ac-quiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board members.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except juris-dictions in which the failure to so qualify would not have material ad-verse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execu-tion, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, in-denture, instrument, contract, lease or other undertaking to which the Ac-quired Fund is a party or by which it is bound, and the execution, deliv-ery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or

  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended September 30, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent lia-bilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since September 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquired Fund Shareholders, under cer-tain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Kemper Service Com-pany, as provided in section 3.4. The Acquired Fund does not have out-standing any options, warrants or other rights to subscribe for or pur-chase any of the Acquired Fund shares, nor is there outstanding any secu-rity convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and market-able title to the Acquired Fund's assets to be transferred to the Acquir-ing Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on be-half of the Acquired Fund, enforceable in accordance with its terms, sub-ject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting credi-tors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to the approval of share-holders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accor-dance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do busi-ness in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have ma-terial adverse effect on the Acquiring Trust or Acquiring Fund. The Ac-quiring Fund has all material federal, state and local authorizations nec-essary to own all of the properties and assets and to carry on its busi-ness as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

      (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

      (d) The Acquiring Trust is not, and the execution, delivery and per-formance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or con-stitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquir-ing Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or de-cree to which the Acquiring Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended September 30, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent lia-bilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since September 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquiring Fund Shareholders, under cer-tain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any op-tions, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Ac-quired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly is-sued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

      (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affect-ing creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will in-clude (i) the declaration and payment of customary dividends and other distri-butions and (ii) such changes as are contemplated by the Funds' normal opera-tions; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representa-tions and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's port-folio, the resulting portfolio will meet the Acquiring Fund's investment ob-jective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 15, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Sec-tion 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Ac-quiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in Section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further con-ditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or of-ficers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litiga-tion.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be af-fected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Trust has been duly formed and is an existing busi-ness trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and le-gally binding obligation of the Acquiring Trust, on behalf of the Acquir-ing Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pur-suant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such coun-sel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a mate-rially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Com-mission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Ac-quired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have entered into an administrative services agreement with Scudder Kemper in a form reasonably satisfactory to the Ac-quired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further condi-tions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or offi-cers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litiga-tion.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing busi-ness trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolven-cy, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust,
  (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such ap-proval shall have been delivered to the Acquiring Fund. Notwithstanding any-thing herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, sub-stantially to the effect that, based upon certain facts, assumptions and represen-tations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the trans-action; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares re-ceived by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of repre-sentations it shall request of each of the Acquiring Fund and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its represen-tations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

10. FEES AND EXPENSES

    10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connec-tion with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class A shares of the Acquired Fund will bear $14,244, Class B shares of the Acquired Fund will bear $21,580, Class C shares of the Acquired Fund will bear $7,166 and the Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $31,597). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Re-organization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Ac-quired Fund Shareholders will pay their own expenses, if any, incurred in con-nection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or be-fore August 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and inten-tional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no lia-bility hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, 222 South River-side Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Joseph R. Flem-ing, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachu-setts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as pro-vided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the de-livery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by autho-rized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liabil-ity on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with re-spect to the breach or other default by the Obligated Fund of its obligations, agree-ments, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and at-tested by its Secretary or Assistant Secretary.

Attest:                                 KEMPER HIGH YIELD SERIES
                                        on behalf of Kemper High Yield Fund



_______________________________________ _______________________________________
Secretary                               By:

                                        Its:

                                        KEMPER INCOME TRUST
Attest:                                 on behalf of Kemper High Yield Fund II




_______________________________________ _______________________________________
Secretary                               By:

                                        Its:


AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.


_______________________________________
By:
Its:

                                                                      EXHIBIT B

    Management's Discussion of Kemper High Yield Fund's Performance

PERFORMANCE UPDATE

[RESIS PHOTO]

HARRY RESIS JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO LEAD PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND, KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[DOYLE PHOTO]

DAN DOYLE IS A PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND. A CERTIFIED FINANCIAL ANALYST, HE HAS BEEN INVOLVED WITH KEMPER HIGH YIELD FUND IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED A RECOMMENDATION OF ANY SPECIFIC SECURITY.

WHILE LONG-TERM GOVERNMENT BONDS PERFORMED WELL DURING THE PAST 12 MONTHS, HIGH-YIELD BONDS DID NOT. THROUGHOUT THE YEAR, PRESERVING CAPITAL WAS THE OVERRIDING MARKET CHALLENGE AS THE DYNAMICS OF TELECOM-RELATED FINANCING WEAKENED AND U.S. ECONOMIC GROWTH MODERATED. BELOW, LEAD PORTFOLIO MANAGER HARRY RESIS DISCUSSES HOW THE FUND PERFORMED IN THIS ENVIRONMENT.

Q      HOW DID THE HIGH-YIELD MARKET BEHAVE AND KEMPER HIGH YIELD FUND PERFORM
DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000?

A      It was not a pleasant year for high-yield bonds and was a disappointing time for the fund. Concern over the effect of Federal Reserve Board interest rate hikes, weak investor demand and a jittery stock market contributed to a setback for high-yield bonds during fiscal year 2000. Preserving capital was the overriding market challenge as the dynamics of telecom-related financing weakened and U.S. economic growth moderated.

  Kemper High Yield Fund's decline of 1.88 percent for the 12-month period ended September 30, 2000 (Class A shares, unadjusted for a sales charge) was worse than the average 0.02 percent drop of its peers as measured by Lipper, Inc. The unmanaged Chase US/Canada High Yield Bond Index rose 0.50 percent for the same period. The fund focused exclusively on bonds issued by U.S.-based companies, which did not do as well as certain high-yield emerging market bonds. Some of the fund's peers had overseas bonds in their portfolios in an effort to boost return. We preferred a less risky approach to help preserve capital over the long term and maintain high income potential.

HIGH-YIELD BOND YIELDS (YIELD-TO-WORST) VS. 10-YEAR TREASURIES

SEPTEMBER 30, 1995 TO SEPTEMBER 30, 2000
[BAR GRAPH]

                                                              MERRILL LYNCH HIGH YIELD MASTER
                                                                           INDEX*                      TEN YEAR TREASURIES
                                                              -------------------------------          -------------------
9/95                                                                     9.000/95                             6.182
                                                                            9.933                             6.020
                                                                            9.835                             5.741
                                                                            9.762                             5.572
                                                                            9.539                             5.580
                                                                            9.611                             6.098
                                                                            9.796                             6.327
                                                                            9.849                             6.670
                                                                            9.861                             6.852
                                                                            9.989                             6.711
                                                                           10.009                             6.794
                                                                            9.912                             6.943
9/96                                                                        9.595                             6.703
                                                                            9.629                             6.339
                                                                            9.418                             6.044
                                                                            9.385                             6.418
                                                                            9.407                             6.494
                                                                            9.100                             6.552
                                                                            9.665                             6.903
                                                                            9.561                             6.718
                                                                            9.240                             6.659
                                                                            9.055                             6.500
                                                                            8.572                             6.010
                                                                            8.797                             6.339
9/97                                                                        8.580                             6.102
                                                                            8.716                             5.831
                                                                            8.691                             5.874
                                                                            8.600                             5.741
                                                                            8.352                             5.505
                                                                            8.378                             5.622
                                                                            8.391                             5.654
                                                                            8.549                             5.671
                                                                            8.679                             5.552
                                                                            8.812                             5.446
                                                                            8.819                             5.494
                                                                           10.180                             4.976
9/98                                                                       10.276                             4.420
                                                                           10.970                             4.605
                                                                           10.088                             4.714
                                                                           10.304                             4.648
                                                                           10.192                             4.651
                                                                           10.416                             5.287
                                                                           10.365                             5.242
                                                                            9.912                             5.348
                                                                           10.328                             5.622
                                                                           10.518                             5.780
                                                                           10.470                             5.903
                                                                           10.813                             5.970
9/99                                                                       10.952                             5.877
                                                                           11.116                             6.024
                                                                           10.943                             6.191
                                                                           11.021                             6.442
                                                                           11.459                             6.665
                                                                           11.548                             6.409
                                                                           11.922                             6.004
                                                                           12.252                             6.212
                                                                           12.563                             6.272
                                                                           12.283                             6.031
                                                                           12.344                             6.031
                                                                           12.312                             5.725
9/00                                                                       12.603                             5.801

*THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED GROUP OF LOWER
 QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH

INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH-YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH-YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

YIELD-TO-WORST IS AN EXPRESSION OF THE CURRENT INCOME POTENTIAL OF A BOND, ASSUMING THE ISSUER WILL CALL OR REFINANCE THE BOND AT THE FIRST AVAILABLE OPPORTUNITY, WHICH IS USUALLY SPECIFIED WHEN A BOND IS ISSUED.

8
PERFORMANCE UPDATE

Q     WILL YOU DESCRIBE HOW KEMPER HIGH YIELD FUND WAS POSITIONED DURING THE
PERIOD?


A     During the past 12 months, higher-quality, lower-yielding bonds within the high-yield market outperformed bonds with lower ratings and higher risk. Since the start of calendar year 2000, we aggressively sought to upgrade the quality of the fund's portfolio. We succeeded in cutting the percentage of unrated bonds nearly in half compared with September 30, 1999 (see Quality), and we substantially increased the percentage of the portfolio with BB ratings and higher. Overall, we focused on a smaller number of larger, more liquid bond issues, and on companies with relatively solid cash flow and proven management.

  Our repositioning efforts weren't enough to overcome the negative market forces at work. One source of anxiety was the size of the distressed high-yield bond market. As of September 30, 2000, debt trading at or below 50 percent of par (face value) grew to $43.6 billion from $17.7 billion a year ago, according to Chase Securities. Many bonds issued by telecom companies took a pounding during the past year after quarterly sales and profits did not live up to expectations. Overall, rising oil prices, a weak euro (which made the goods of domestic companies that export more expensive for Europeans to buy) and higher operating costs put pressure on high-yield bond issuers' cash flow.

  Another reason for the high-yield market's weakness was anemic investor demand. The lure of potentially higher returns from equity investments, particularly technology stocks, prompted some investors to liquidate high-yield holdings and redeploy assets. From January to September 2000, investors liquidated $4.4 billion from high-yield mutual funds, compared with a $4.9 billion net inflow of new investments for the first nine months of 1999, according to Chase Securities.



Q     STOCKS HAVE BEEN VOLATILE DURING THE PAST 12 MONTHS. HISTORICALLY,
HIGH-YIELD BONDS HAVE HELPED TEMPER EQUITY PORTFOLIO VOLATILITY. DID THIS HAPPEN IN FISCAL YEAR 2000?


A     The high-yield market held up better than stocks in January 2000 and
September 2000, two especially weak periods for stocks. In both months, the unmanaged S&P 500 index fell more than 5 percent whereas the unmanaged Merrill Lynch High Yield Master index dipped less than 1 percent. While we can't say this pattern will continue, we believe that high-yield bonds deserve a place in a well-balanced portfolio now more than ever. We think it would be a mistake for investors to overlook the opportunity to maintain the diversification that this asset class offers, especially given the magnitude of volatility we've seen in stocks since April.



Q     HOW DID HIGH-YIELD BONDS PERFORM RELATIVE TO OTHER TYPES OF BONDS?


A     Yields in the high-yield market have increased dramatically since
September 1999 as the difference in yield, or spread, between 10-year Treasuries and high-yield bonds widened to nearly 740 basis points (7.4 percent). Given that 10-year Treasury bonds yielded 5.80 percent as of September 30, 2000, high-yield bonds offered double the yield of government bonds for investors willing to assume additional risk.

  During the fiscal year, strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target by 125 basis points (1.25 percent) to
6.50 percent. However, between September 30, 1999, and September 30, 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. This past winter, the government announced a buyback plan for 30-year Treasuries, and this helped support Treasury bond prices for the balance of the fiscal year.

  In calendar year 2000, mortgage interest rates for consumers reached their highest levels in five years, while housing and related consumer spending activity remained strong. Oil prices soared past $35 a barrel. Consumer prices were relatively tame, but as the fiscal year drew to a close, many economists remained concerned about the inflationary impact of high oil prices and natural gas shortages. This fear spilled over into the investment-grade corporate bond market, and high-quality corporate bonds provided relatively weak returns in this uncertain environment.

U.S. High-Yield Bond Performance By Rating Category
(As of September 2000)

                   YTD               THIRD QUARTER
    BB             4.63%                  2.65%
 .........................................................
    B             -1.80                  -0.17
 .........................................................
    CCC           -7.23                  -1.49
---------------------------------------------------------

Source: Chase Securities

9

PERFORMANCE UPDATE



Q     HOW HAVE HIGH YIELD BONDS PERFORMED HISTORICALLY AFTER A PERIOD OF
INTEREST-RATE INCREASES BY THE FEDERAL RESERVE?


A     The last time the Federal Reserve tightened in a big way was six years ago, when the Fed raised rates six times. The year after that -- 1995 -- high-yield bonds returned 20.5 percent as measured by the Merrill Lynch High Yield Master index. Does that mean anything for the future? While it is possible, we do not believe we will see a repeat of 1995 next year. However, with many high-yield bonds that we like to buy yielding around 11 percent, that makes for attractive total return potential, especially given the volatility we've seen in the equity markets.



Q     HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?


A     It's possible that a year from now, high-yield bond prices will have stabilized, and even rebounded, if we have an economic "soft landing" and the Federal Reserve begins cutting rates. In the meantime, we think the smartest place to go is bonds rated BB. Since the start of the year, BB-rated issues have outperformed single Bs by a significant margin. Investors have been punished for taking credit risk, and all indications are that this environment is likely to continue. The latest figures from Lehman Brothers show that single Bs have been defaulting at a 7.64 percent rate this year, compared with just 0.99 percent for bonds rated BB.

  We don't think there is enough of a potential reward to offset the risks of stepping down in quality. We are prepared to sacrifice a modest amount of yield to avoid getting caught in a default squeeze that would impair principal. We think our prudence will be rewarded in the year ahead.

10
 PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
-----------------------------------------------------------------------------------------------------------
    KEMPER HIGH YIELD FUND CLASS A           -6.29%    4.41%    10.74%       10.24%    (since 1/26/78)
 ...........................................................................................................
    KEMPER HIGH YIELD FUND CLASS B           -5.32     4.36       n/a         5.56     (since 5/31/94)
 ...........................................................................................................
    KEMPER HIGH YIELD FUND CLASS C           -2.66     4.53       n/a         5.64     (since 5/31/94)
 ...........................................................................................................

KEMPER HIGH YIELD FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/79 to 9/30/00
[LINE GRAPH]

                                                                  SALOMON SMITH
                                                                 BARNEY LONG-TERM
                                         KEMPER HIGH YIELD       HIGH YIELD BOND      U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                           FUND CLASS A1              INDEX*                 INDEX+                INDEX++
                                         -----------------       ----------------     -------------------       --------------
12/31/79                                       9551.00               10000.00               10000.00               10000.00
                                               9457.00                9468.00               11252.00               10435.00
                                              10288.00                9848.00               12256.00               11523.00
                                              14343.00               13221.00               12725.00               15705.00
                                              16880.00               16209.00               13207.00               18892.00
                                              18597.00               17745.00               13729.00               20670.00
                                              22902.00               21765.00               14250.00               26600.00
12/31/86                                      27061.00               25270.00               14407.00               30759.00
                                              29521.00               26426.00               15046.00               32766.00
                                              33783.00               30686.00               15711.00               36512.00
                                              33366.00               30352.00               16441.00               36654.00
                                              29055.00               27748.00               17445.00               34315.00
                                              42674.00               39729.00               17979.00               49328.00
12/31/92                                      49978.00               47348.00               18501.00               57546.00
                                              60112.00               56641.00               19009.00               67897.00
                                              59048.00               54498.00               19518.00               66516.00
                                              69356.00               70490.00               20013.00               79612.00
                                              78712.00               76032.00               20678.00               89975.00
                                              87772.00               89519.00               21030.00              100971.00
                                              88899.00                                      21369.00              101536.00
                                              91026.00               98078.00               21943.00              105187.00
9/30/00                                       87463.00               99953.00               22534.00              104517.00

KEMPER HIGH YIELD FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 9/30/00
[LINE GRAPH]

                                                                  SALOMON SMITH
                                                                 BARNEY LONG-TERM
                                         KEMPER HIGH YIELD       HIGH YIELD BOND      U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                           FUND CLASS B1              INDEX*                 INDEX+                INDEX++
                                         -----------------       ----------------     -------------------       --------------
5/31/94                                       10000.00               10000.00               10000.00               10000.00
                                               9958.00                9878.00               10034.00               10044.00
                                              10000.00               10094.00               10129.00               10087.00
                                              10005.00               10160.00               10149.00               10048.00
                                              10477.00               10980.00               10264.00               10639.00
                                              10958.00               11947.00               10339.00               11273.00
                                              11310.00               12422.00               10386.00               11635.00
                                              11640.00               13141.00               10407.00               12027.00
                                              11910.00               13058.00               10556.00               12287.00
6/30/96                                       12092.00               13053.00               10624.00               12515.00
                                              12670.00               13469.00               10698.00               13084.00
                                              13095.00               14174.00               10753.00               13592.00
                                              13061.00               14196.00               10847.00               13709.00
                                              13715.00               15140.00               10868.00               14343.00
                                              14281.00               16005.00               10929.00               14996.00
                                              14470.00               16688.00               10936.00               15253.00
                                              14975.00               17355.00               10997.00               15788.00
6/30/98                                       15050.00               17761.00               11051.00               15888.00
                                              14021.00               17338.00               11092.00               14889.00
                                              14528.00               18233.00               11112.00               15339.00
                                              14895.00               18493.00               11186.00               15675.00
                                              14825.00               18300.00               11268.00               15822.00
                                              14478.00               17982.00               11383.00               15559.00
                                              14755.00               18284.00               11410.00               15890.00
                                              14473.00               17740.00               11607.00               15661.00
                                              14384.00               17925.00               11688.00               15703.00
9/30/00                                       14089.00               18633.00               11718.00               15789.00

KEMPER HIGH YIELD FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 9/30/00
[LINE GRAPH]

                                                                  SALOMON SMITH
                                                                 BARNEY LONG-TERM
                                         KEMPER HIGH YIELD       HIGH YIELD BOND      U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                           FUND CLASS C1              INDEX*                 INDEX+                INDEX++
                                         -----------------       ----------------     -------------------       --------------
5/31/94                                       10000.00               10000.00               10000.00               10000.00
                                               9971.00                9878.00               10034.00               10044.00
                                              10027.00               10094.00               10129.00               10087.00
                                              10032.00               10160.00               10149.00               10048.00
                                              10506.00               10980.00               10264.00               10639.00
                                              10989.00               11947.00               10339.00               11273.00
                                              11343.00               12422.00               10386.00               11635.00
                                              11677.00               13141.00               10407.00               12027.00
                                              11948.00               13058.00               10556.00               12287.00
6/30/96                                       12131.00               13053.00               10624.00               12515.00
                                              12712.00               13469.00               10698.00               13084.00
                                              13139.00               14174.00               10753.00               13592.00
                                              13108.00               14196.00               10847.00               13709.00
                                              13764.00               15140.00               10868.00               14343.00
                                              14349.00               16005.00               10929.00               14996.00
                                              14523.00               16688.00               10936.00               15253.00
                                              15048.00               17355.00               10997.00               15788.00
6/30/98                                       15124.00               17761.00               11051.00               15888.00
                                              14078.00               17338.00               11092.00               14889.00
                                              14588.00               18233.00               11112.00               15339.00
                                              14957.00               18493.00               11186.00               15675.00
                                              14889.00               18300.00               11268.00               15822.00
                                              14542.00               17982.00               11383.00               15559.00
                                              14820.00               18284.00               11410.00               15890.00
                                              14540.00               17740.00               11607.00               15661.00
                                              14429.00               17925.00               11688.00               15703.00
9/30/00                                       14156.00               18633.00               11718.00               15789.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 4.5%. FOR CLASS B SHARES
  ADJUSTMENT FOR THE APPLICABLE
  CONTINGENT DEFERRED SALES CHARGE
  (CDSC) IS AS FOLLOWS: 1-YEAR, 3%; 5-
  YEAR, 1%; SINCE INCEPTION, 0%; AND FOR
  CLASS C SHARES THERE IS NO ADJUSTMENT
  FOR SALES CHARGE. THE MAXIMUM CDSC FOR
  CLASS B SHARES IS 4%. FOR CLASS C
  SHARES, THERE IS A 1% CDSC ON CERTAIN
  REDEMPTIONS WITHIN THE FIRST YEAR OF
  PURCHASE.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. WHEN
    REVIEWING THE PERFORMANCE CHART,
    PLEASE NOTE THAT THE INCEPTION DATE
    FOR THE SALOMON SMITH BARNEY LONG-
    TERM HIGH YIELD BOND INDEX IS
    JANUARY 1, 1980. AS A RESULT, WE ARE
    NOT ABLE TO ILLUSTRATE THE LIFE OF
    CLASS PERFORMANCE (SINCE JANUARY 26,
    1978) FOR KEMPER HIGH YIELD FUND
    CLASS A SHARES. IN COMPARING THE
    PERFORMANCE OF THE FUND WITH THAT OF
    THE SALOMON SMITH BARNEY LONG-TERM
    HIGH YIELD BOND INDEX AND THE U.S.
    CONSUMER PRICE INDEX, YOU SHOULD
    ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

    THE FUND MAY INVEST IN LOWER-RATED
    AND NONRATED SECURITIES, WHICH
    PRESENT GREATER RISK OF LOSS TO
    PRINCIPAL AND INTEREST THAN
    HIGHER-RATED SECURITIES.

 *THE SALOMON SMITH BARNEY LONG-TERM
  HIGH YIELD BOND INDEX IS ON A TOTAL
  RETURN BASIS, WITH ALL DIVIDENDS
  REINVESTED, AND COMPRISES HIGH-YIELD
  BONDS WITH A PAR VALUE OF $50 MILLION
  OR HIGHER AND A REMAINING MATURITY OF
  10 YEARS OR LONGER RATED BB+ OR LOWER
  BY STANDARD & POOR'S CORPORATION OR
  BAL OR LOWER BY MOODY'S INVESTORS
  SERVICE, INC. THIS INDEX IS UNMANAGED.
  SOURCE: SALOMON SMITH BARNEY.

 +THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE:
  WIESENBERGER(R).

++THE DLJ HIGH YIELD INDEX DESIGNED TO
  MIRROR THE INVESTIBLE UNIVERSE OF U.S.
  DOLLAR DENOMINATED HIGH YIELD DEBT
  MARKET. SOURCE: DONALDSON, LUFKIN &
  JENRETTE.

                                  APPENDIX 1

                       Trustee and Nominee Shareholdings

    Many of the nominees and Trustees own shares of the series of the Acquired Trust and of other funds in the Kemper Family of Funds, allocating their in-vestments among such funds based on their individual investment needs. As of December 31, 2000, no Trustee, nominee or officer of the Acquired Trust owned any shares of the Fund. The following table represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial ownership is based on statements furnished to the Acquired Trust by each nominee and Trustee.

                                                              Aggregate Dollar
                                                             Value of Holdings
                                                            in the Kemper Family
                                                             of Funds For Which
                                                              Each Person is a
                                                                Board Member
                                                                 or Nominee
                                                            --------------------
   John W. Ballantine......................................    $   75,486.13
   Lewis A. Burnham........................................    $1,340,184.39
   Mark S. Casady..........................................    $   50,562.09
   Linda C. Coughlin.......................................    $   59,963.12
   Donald L. Dunway........................................    $1,553,693.30
   James R. Edgar..........................................                0
   William F. Glavin.......................................                0
   Robert B Hoffman........................................    $1,357,197.94
   Shirley D. Peterson.....................................    $  211,323.08
   Kathryn L. Quirk........................................                0
   Fred B. Renwick.........................................    $   16,183.12
   William P. Sommers......................................    $  481,266.32
   John G. Weithers........................................    $  153,882.29

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

    The information in this appendix reflects ownership in each Fund as of De-cember 31, 2000. The percentage that appears in the parentheses for each greater than 5% owner reflects the approximate percentage ownership of such person in the corresponding class of the combined fund assuming the Reorgani-zation had been consummated on December 31, 2000.

KEMPER HIGH YIELD FUND II

    As of December 31, 2000, 546,916 shares in the aggregate, or 10.09% (0.18%) of the outstanding shares of Kemper High Yield Fund II, Class A were held in the name of National Financial Services Corp., for the benefit of Nancy and Betty Swiggett, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 410,215 shares in the aggregate, or 7.56% (0.13%) of the outstanding shares of Kemper High Yield Fund II, Class A were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 333,617 shares in the aggregate, or 6.15% (0.11%) of the outstanding shares of Kemper High Yield Fund II, Class A were held in the name of BHC Securities, One Commerce Square, 2005 Market Street, Philadel-phia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 401,757 shares in the aggregate, or 7.41% (5.73%) of the outstanding shares of Kemper High Yield Fund II, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 529,819 shares in the aggregate, or 6.77% (0.49%) of the outstanding shares of Kemper High Yield Fund II, Class B were held in the name of National Financial Services Corp., for the benefit of Diane Bow-man, 200 Liberty Street, New York, NY 10281 who may be deemed to be the bene-ficial owner of certain of these shares.

    As of December 31, 2000, 752,472 shares in the aggregate, or 9.61% (9.48%) of the outstanding shares of Kemper High Yield Fund II, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 511,476 shares in the aggregate, or 6.53% (0.47%) of the outstanding shares of Kemper High Yield Fund II, Class B were held in the name of BHC Securities, One Commerce Square, 2005 Market Street, Philadel-phia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,065,696 shares in the aggregate, or 13.61% (8.18%) of the outstanding shares of Kemper High Yield Fund II, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 134,125 shares in the aggregate, or 7.32% (0.74%) of the outstanding shares of Kemper High Yield Fund II, Class C were held in the name of National Financial Services Corp., for the benefit of Christ Com-munity Church, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 313,289 shares in the aggregate, or 13.61% (7.64%) of the outstanding shares of Kemper High Yield Fund II, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 99,647 shares in the aggregate, or 5.44% (6.24%) of the outstanding shares of Kemper High Yield Fund II, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER HIGH YIELD FUND

    As of December 31, 2000, 21,156,052 shares in the aggregate, or 5.70% (5.73%) of the outstanding shares of Kemper High Yield Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 9,775,594 shares in the aggregate, or 7.76% (8.18%) of the outstanding shares of Kemper High Yield Fund, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 11,930,209 shares in the aggregate, or 9.47% (9.48%) of the outstanding shares of Kemper High Yield Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 9,186,099 shares in the aggregate, or 7.29% (6.77%) of the outstanding shares of Kemper High Yield Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Vivette DeLima, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,423,069 shares in the aggregate, or 6.97% (7.64%) of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,171,359 shares in the aggregate, or 5.74% (5.16%) of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,054,853 shares in the aggregate, or 10.07% (9.06%) of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Mobley McLean Shoe, Inc., 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,293,097 shares in the aggregate, or 6.33% (6.24%) of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 753,837 shares in the aggregate, or 34.32% (34.32%) of the outstanding shares of Kemper High Yield Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments, Inc. Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,410,966 shares in the aggregate, or 75.06% (75.06%) of the outstanding shares of Kemper High Yield Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

     This Proxy Statement/Prospectus is accompanied by Kemper High Yield Fund's prospectus dated January 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 10, 2001 (File No. 811-02786), and is incorporated by reference herein.

     Kemper High Yield Fund II's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-08983), is incorporated by reference herein.

     Kemper High Yield Fund's statement of additional information dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-02786), is incorporated by reference herein.

                                     PART B

                            KEMPER HIGH YIELD SERIES

-------------------------------------------------------------------------------

                      Statement of Additional Information
                                 March 6, 2001

-------------------------------------------------------------------------------

Acquisition of the Assets of               By and in Exchange for Shares of
Kemper High Yield Fund II, a series of     Kemper High Yield Fund, a series of
Kemper Income Trust                        Kemper High Yield Series
222 South Riverside Plaza                   (the "Acquiring Trust")
Chicago, IL 60606                          222 South Riverside Plaza
                                           Chicago, IL 60606

     This Statement of Additional Information is available to the shareholders of Kemper High Yield Fund II in connection with a proposed transaction whereby Kemper High Yield Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper High Yield Fund II in exchange for shares of the Kemper High Yield Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Kemper High Yield Fund's statement of additional information dated January 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 10, 2001 (File No. 811-02786) and is incorporated by reference herein.

2. Kemper High Yield Fund's annual report to shareholders for the fiscal year ended September 30, 2000, which was previously filed with the Commission via EDGAR on December 4, 2000 (File No. 811-02786) and is incorporated by reference herein.

3. Kemper High Yield Fund II's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-08983) and is incorporated by reference herein.

4. Kemper High Yield Fund II's statement of additional information dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-08983) and is incorporated by reference herein.

5. Kemper High Yield Fund II's annual report to shareholders for the fiscal year ended September 30, 2000, which was previously filed with the Commission via EDGAR on December 1, 2000 (File No. 811-08983) and is incorporated by reference herein.

     Because the net asset value of Kemper High Yield Fund II did not exceed 10 percent of the net asset value of Kemper High Yield Fund as of December 15, 2000, pro forma financial statements have not been included in this Statement of Additional Information.

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated March 6, 2000 relating to the Reorganization may be obtained by writing Kemper High Yield Fund II at 222 South Riverside Drive, Chicago, IL 60606 or by calling Kemper Distributors, Inc. at 1-800-621-1048. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

Thank you

for mailing your proxy card promptly!

We appreciate your continuing support and look forward to serving your future investment needs.

Kemper Funds

 . Kemper High Yield Fund II





                                        KP HY II #10

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                           KEMPER HIGH YIELD FUND II

                Special Meeting of Shareholders - May 15, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 15, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 2

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Kemper High Yield Fund, (ii) each shareholder of the Fund would receive shares of Kemper High Yield Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 3

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE